Approach Resources Inc. IPAA’S OIL & GAS INVESTMENT SYMPOSIUM NEW YORK APRIL 15, 2013 Exhibit 99.2

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of management regarding plans, strategies, objectives, anticipated financial and operating results of the Company, including as to the Company's Wolfcamp shale resource play, estimated resource potential and recoverability of the oil and gas, estimated reserves and drilling locations, capital expenditures, typical well results and well profiles, type curve, and production and operating expenses guidance included in the presentation. These statements are based on certain assumptions made by the Company based on management's experience and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and believed to be reasonable by management. When used in this presentation, the words "will," "potential," "believe," "intend," "expect," "may," "should," "anticipate," "could," "estimate," "plan," "predict," "project," "target," "profile," "model" or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. In particular, careful consideration should be given to the cautionary statements and risk factors described in the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Cautionary Statements Regarding Oil & Gas Quantities

The Securities and Exchange Commission ("SEC") permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. The Company uses the terms "estimated ultimate recovery" or "EUR," reserve or resource "potential," and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's rules may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.

EUR estimates, identified drilling locations and resource potential estimates have not been risked by the Company. Actual locations drilled and quantities that may be ultimately recovered from the Company's interest may differ substantially from the Company's estimates. There is no commitment by the Company to drill all of the drilling locations that have been attributed these quantities. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling and completion services and equipment, drilling results, lease expirations, regulatory approval and actual drilling results, as well as geological and mechanical factors Estimates of unproved reserves, type/decline curves, per well EUR and resource potential may change significantly as development of the Company's oil and gas assets provides additional data.

Type/decline curves, estimated EURs, resource potential, recovery factors and well costs represent Company estimates based on evaluation of petrophysical analysis, core data and well logs, well performance from limited drilling and recompletion results and seismic data, and have not been reviewed by independent engineers. These are presented as hypothetical recoveries if assumptions and estimates regarding recoverable hydrocarbons, recovery factors and costs prove correct. The Company has very limited production experience with these projects, and accordingly, such estimates may change significantly as results from more wells are evaluated. Estimates of resource potential and EURs do not constitute reserves, but constitute estimates of contingent resources which the SEC has determined are too speculative to include in SEC filings. Unless otherwise noted, IRR estimates are before taxes and assume NYMEX forward-curve oil and gas pricing and Company-generated EUR and decline curve estimates based on Company drilling and completion cost estimates that do not include land, seismic or G&A costs.

APPROACH RESOURCES 2

2

WOLFCAMP OIL SHALE RESOURCE PLAY
PANGEA WEST
SCHLEICHER CO.
PROJECT PANGEA
CROCKETT CO.

APPROACH RESOURCES

Company Overview
•
Enterprise value $1.1 BN
•
High quality reserve base
95.5 MMBoe proved reserves
99% Permian Basin
•
Permian core operating area
•
2013 Capital program of $260 MM

AREX OVERVIEW ASSET OVERVIEW
Notes: Proved reserves and acreage as of 12/31/2012. All Boe and Mcfe calculations are based on a 6 to 1 conversion ratio. Enterprise value is equal to market capitalization using the closing share price of $24.75 per share on 4/8/2013, plus net debt as of 12/31/2012.
167,000 gross (148,000 net) acres
1+ BnBoe gross, unrisked resource
potential
2,000+ Identified HZ drilling locations
targeting the Wolfcamp oil shale play
Running 3 HZ rigs in the Wolfcamp shale
play
Targeting 30%+ production growth

CAGR: 32%
120
100
80
60
40
20
0
2004 2005 2006 2007 2008 2009 2010 2011 2012
Natural Gas (MMBoe)
Oil & NGLs (MMbbls)

Strong HZ Wolfcamp Results; Prepare for Large-Scale Development
7x Oil Reserve Growth
Began HZ Wolfcamp Pilot Program
Announced Vertical Wolfcamp Pilot Results
Launched Wolfcamp Study
40
35
30
25
20
15
10
5
0
2009 2010 2011 2012
Oil (MMBbls)

APPROACH RESOURCES

Reserve Growth

RESERVE GROWTH OIL RESERVE GROWTH
• YE’12 reserves up 24% YoY
• Replaced 1,346% of reserves at a drill-bit F&D
cost of $7.45/Boe
• 60.1 MMBoe proved reserves booked to
Wolffork/Wolfcamp oil shale play
• Strong organic reserve growth driven by oil
from HZ Wolfcamp shale
• Oil reserves up 7x since YE’09
• Oil reserves up 106% YoY
PD Oil reserves up 60% YoY
Notes: See “F&D Costs Reconciliation” slide in appendix.

9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
CAGR: 35%
2004
2005
2006
2007
2008
2009
2010
2011
2012
Natural Gas (MBoe/d)
Oil & NGLs (Mbbls/d)

1200
1000
800
600
400
200
0
TRIPLED
Oil Production
2009
2010
2011
2012
Oil (MBbls)

APPROACH RESOURCES

Production Growth

PRODUCTION GROWTH OIL PRODUCTION GROWTH
3.6 MMBoe – 3.9 MMBoe in 2013
2013E Production mix ~70% liquids
• Strong organic production growth driven by
oil from horizontal Wolfcamp shale
• Oil production up 3x since 2009
• Oil production up 101% over 2011
• 2012 production increased 24% YoY
• Targeting 30%+ production growth in 2013

2010-2012 Drill-Bit F&D Cost ($/Boe)
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
Peer 1
AREX
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8

FY'12 LOE ($/Boe)
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
Peer 1
AREX
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8

APPROACH RESOURCES

Low-Cost Operator
Notes: Peers include CXO, FANG, KOG, LPI, OAS, PXD, ROSE and SM. Data based on SEC filings for twelve months ending December 31, 2012.
3-YR AVERAGE F&D COSTS ($/Boe) LEASE OPERATING EXPENSE ($/Boe)

REAGAN
PXD
Apache
IRION
DVN
UPTON
COP
AREX
EL PASO
EOG
HK
FST
CROCKETT
SCHLEICHER
SUTTON
HIGHMOUNT

EOG Resources

PIONEER NATURAL RESOURCES

devon

Approach Resources Inc.

ConocoPhillips

LAREDO PETROLEUM, INC.

bhpbilliton

elpaso

APPROACH RESOURCES

AREX Wolfcamp Oil Shale Resource Play

ACTIVE PARTICIPANTS IN THE PLAY
Large, primarily contiguous acreage position
Oil-rich, multiple pay zones
167,000 gross (148,000 net) acres
Low acreage cost ~$500 per acre
940+ MMBoe gross, unrisked resource potential
2,096 Identified HZ Wolfcamp locations targeting
the Wolfcamp A, B & C
Plan to drill ~ 35 to 40 HZ wells with 3 rigs
Testing “stacked-wellbore” development and
tighter well spacing
Decrease well costs and increase efficiencies
when field infrastructure projects are completed
Source: Rig data from Schlumberger and Iberia.
HZ Wolfcamp resource potential up 300%+
2013 Operations
Broad industry participation de-risking play
50+ HZ Wolfcamp rigs as of April 2013

AREX Drilling Locations, Targets & Resource Potential

Notes: Potential locations based on 120-acre spacing for HZ Wolfcamp, 20-acre spacing for Vertical Wolffork, 20 to 40-acre spacing for Vertical Wolffork
Recompletions and 40-acre spacing for Vertical Canyon Wolffork. No Wolfcamp or Wolffork locations assigned to south Project Pangea.
TARGET
DRLLING
DEPTH (FT.)
EUR
(MBoe)
IDENTIFIED
LOCATIONS
GROSS RESOURCE
POTENTIAL
(MBoe)
Horizontal
Wolfcamp
Wolfcamp A
7,000+
(lateral length)
450 703 316,350
Wolfcamp B
7,000+
(lateral length)
450 690 310,500
Wolfcamp C
7,000+
(lateral length)
450 703 316,350
Total HZ 2,096 943,200
Vertical
Wolffork
Recompletions,
Wolffork & Canyon
Wolffork
< 7,500 to
< 8,500
93 to 193 887 124,594
1.1 BnBoe Total Gross Resource Potential
Multiple Decades of HZ Drilling Inventory

UNIVERSITY 9-15-1
Pangea West 5701
University 40-1302H
University 45 A 1401
Baker A 112
University 56-6 1
devon
Approach
eog resources
Approach
Approach
Approach
~20 miles
~17 miles
~9 miles
~7 miles
~14 miles
Wolfcamp A
Wolfcamp B
Wolfcamp C

APPROACH RESOURCES

Wolfcamp Oil Shale Play 9 WOLFCAMP SHALE – WIDESPREAD, THICK, CONSISTENT & REPEATABLE

Winkler
Ector
Midland Basin
Sterling
Coke
Delaware Basin
Ward
Crane
Eastern Shelf
Tom Green
77% Oil (2 wells)
84% Oil (14 wells)
82% Oil (51 wells)
7,000' – 9,000'
7,000' – 8,000'
5,500' – 7,000'
Central Basin Platform
Pecos
Schleicher
Crockett
Val Verde Basin
Ouachita
Marathon
Thrust
Belt
Terrell
Average Oil = 82%
Total Data Points = 67 wells

APPROACH RESOURCES

Horizontal Wolfcamp – 82% of IP is Oil 10 Sutton Source: Publicly available regulatory filings, company presentations.

Midland Basin
Winkler
Ector
Midland
Glasscock
Sterling
Coke
Central Basin Platform
Spraberry Turbidite Tight Sand Oil Play Since 1943
Eastern Shelf
Ward
Upton
Reagan
Crane
Tom Green
Wolfcamp Oil Shale Resource Play
Schleicher
Canyon Submarine Fan Tight Sand Gas Play Since 1940
Sutton
Marathon
Thrust
Belt
Val Verde Basin
Terrell

APPROACH RESOURCES

Misconception vs. Facts

Misconception: Wells are
gassier as the play moves
southward
• Gassier wells are historical
Canyon, Strawn and
Ellenburger wells
• The Wolfcamp Shale is located
in peak oil and early wet gas
window. Wolfcamp wells are
expected to produce
approximately 58% oil and
~80% liquids over the
production life, supported by
core data, initial production data
and EUR forecast

Legend
Vertical Producer
HZ Producer
HZ – Waiting on Completion
HZ – Drilling
HZ – Permit

APPROACH RESOURCES

AREX HZ Wolfcamp Activity

Notes: Acreage as of 12/31/2012.
Pangea West
North & Central Pangea
South Pangea
• 18,000 gross acres
• Pad drilling with A/B and A/C “stacked”
laterals
Schleicher Crockett
Irion Reagan
• 3-D seismic interpretation
completed
• Drilling HZ pilot well
• 59,000 gross acres
• Continuing completion
design improvement
• 90,000 gross acres
• Pad drilling with A/B and A/C “stacked”
laterals
• North Pangea infrastructure in place in 2Q’13
Sutton
54-9 1
54-2 1
54-9 2
54-12 1
54-15 1
54-15 2
54-16 3
55-21 2
54-19 3
54-8 1
54-13 1
56-6 1
56-15 1
PW 6601H
PW 6602H
CT L 1801
54-13 2
54-20 2
54-20 1
55-21 3
56-14 1
PW 6507H
Chandler 4403
Childress 603
Childress G 1008
Lauffer 1306
Davidson 3406
Bailey 315
CT B 1601
CT M 901H
Baker B 203
CT B 1303
45 C 803H ST
42-11 2R
45 E 1101H
Baker C 1201
45 A 701H
45 B 2401H
45 F 2303H
CT B 1308
42-23 9
Baker A 114
West 2308
42-23 11
42-14 10
42 A 2101H
42-15 2
42 B 1001H
45 D 902H
CT A 807
45 A 703H
45 B 2402H
CT J 1001 CT G 1001
CT H 1001
West A 2210
42-11 3
CT J 1003H
42 C 101H
CT H 1002
CT G 701H
45 B 2403H
45 D 905H
45 A 704H
CT K 1901 CT K 1902
45 D 904H
45 E 1102H
Baker B 207H
Baker B 206H
CT H 1004H
U 50 A 601HC
PW 6533H
PW 6535H
45 F 2304H
45 A 706H
45A 708H
45A 710H
45A 712H
Elliott 2002HB
CT M 902
• 3-D Seismic acquisition completed.
Data processing in progress
• Targeting HZ pilot well in 2Q’13
U 50 A 603HA

Daily Production (BOE including NGLs)
1,200
1,100
1,000
900
800
700
600
500
400
300
200
100
0
0
60
120
180
240
300
360
420
480
Daily Production Data from AREX Recent 7 Horizontal Wells
Daily Production Data from AREX A Bench Wells
450 MBoe Type Curve
B Bench Wells
45 A 701H
45 D 902H
45 C 803H
45 B 2401H
45 E 1101H
45 F 2301H
45 F 2302H
45 C 805H
45 C 804H
45 G 2208H
45 G 2216H
Baker B 206H
45 F 2303H
45 F 2304H
45 A 703H
45 B 2403H
45 B 2402H
CT J 1003H
45 C 806H
PW 6507H
45 E 1102H
45 G 2209H
45 G 2217H
Baker B 207H
A Bench Wells
PW 6601H
PW 6602H
45 D 905H
Legend
B Bench well data
Recent B bench well data from 7 wells
A Bench well data
450 MBoe Type Curve

APPROACH RESOURCES

HZ Wolfcamp Well Performance 13 Time (Days) CONTINUED STRONG WELLS RESULTS – TRACKING ABOVE THE TYPE CURVE

Wolfcamp Stacked Pay Zones

HZ TARGETS & RESOURCE POTENTIAL

HZ WOLFCAMP TARGET	Wolfcamp A	Wolfcamp B	Wolfcamp C
Identified locations	703	690	703
EUR (MBoe)	450	450	450
Gross Resource Potential (MMBoe)	**316**	**310**	**316**
940+ MMBoe Total Gross Resource Potential			

AREX Baker A 112
5500
5600
5700
5800
5900
6000
6100
6200
6300
6400
6500
Wolfcamp Top
Wolfcamp A
Wolfcamp B
Wolfcamp C

APPROACH RESOURCES

14

WOLFCAMP A
Frac Width 500' – 600'
WOLFCAMP B
Frac Width 500' – 600'

WOLFCAMP A
Frac Height
300' – 350'
WOLFCAMP B
Frac Height
300' – 350'

APPROACH RESOURCES

Microseismic Data – Wolfcamp A & B 15 MAP VIEW X-SECTION VIEW (LOOKING WEST)

WOLFCAMP C
Frac Width 500' – 600'

WOLFCAMP C
Frac Height
300' – 350'

APPROACH RESOURCES

16 Microseismic Data – Wolfcamp C MAP VIEW X-SECTION VIEW (LOOKING WEST)

X-Section View
(heel to toe)

660'
481'
481'
A Bench
B Bench
C Bench

Allows maximum volumes of shale reservoir to be fraced

APPROACH RESOURCES

17 Multiple Lateral Stacking – Effective Frac Volumes CHEVRON STACKING DEVELOPMENT PATTERN

80
70
60
50
40
30
20
10
0
IRR (%)
350
400
450
500
550
Well EUR (MBoe)
$100 / bbl
$90 / bbl
$80 / bbl
$70 / bbl

APPROACH RESOURCES

AREX HZ Wolfcamp Economics

Notes: Identified locations based on multi-bench development and 120-acre spacing for HZ Wolfcamp.  No locations assigned to south Project Pangea.
HZ Wolfcamp Economics assume NYMEX-Henry Hub strip and NGL price based on 40% of WTI.
Play Type
Horizontal
Wolfcamp
Avg. EUR (gross) 450 MBoe
Targeted Well Cost $5.5 MM
Potential Locations 2,096
Gross Resource
Potential
940+ MMBoe
BTAX IRR SENSITIVITIES
• Horizontal drilling improves recoveries
and returns
• Multiple, stacked horizontal targets
• 7,000’+ lateral length
• ~80% of EUR made up of oil and NGLs
(58% OIL)
• 3 HZ rigs running in Project Pangea /
Pangea West

Receipt Point
Receipt Point
Receipt Point
Receipt Point
PW Pit
PW 5701
Big Lake Station
Receipt Point
1401
BLK 45 N Compressor
BLK 45 N Pit
42-15-7K
Midway Truck Station
BLK 45 S Compressor
190 Pit
BLK 42 Pit
Baker Pit
CT Compressor
BLK 45 DCP Tap
Baker DCP Tap
AREX JV
38-Mile Oil Pipeline
100,000 Bbls/d Capacity
West 2106
CTM 904
Cinco Terry Pit
Childress Pit
Gas gathering line
DCP Line
Lauffer Compressor
JCT Compressor
Approach Compressor
Childress Pit
Rousselot Pit
BLK 54 Pit
BLK 54 Compressor
DCP Line
DCP Processing Plants

APPROACH RESOURCES

Infrastructure for Large-Scale  Development

• Reducing D&C Cost to $5.5 MM or lower
• Reducing LOE
• Minimizing truck traffic and surface
disturbance
• Increasing project profit margin
Pangea
West
South
Pangea
Schleicher Crockett
Irion
Reagan
Sutton
North & Central
Pangea

Infrastructure & Equipment Projects

• Safely and securely transport water across Project Pangea and Pangea West
• Reduce time and money spent on water hauling and disposal and truck traffic
• Expected savings from water transfer equipment ~$0.1 MM/HZ well
• Expected savings from SWD system ~$0.45 MM/HZ well
• Expected company-wide LOE savings ±$0.4 MM per month
• Replace rental equipment and contractors with Company-owned and operated equipment and personnel; reduce money spent on flowback operations
• Expected savings from flowback equipment ~$0.1 MM/HZ well
• Expected LOE savings from gas lift system $6,300/HZ per month
• Facilitate large-scale field development
• Reduce fresh water use and water costs
• Expected savings from non-potable water source ~$0.45 MM/HZ well
• Efficiently transport crude oil to market and reduce inventory
•
Reduce oil transportation differential to an estimated $2.50/Bbl –
$4.00/Bbl
Purchasing and installing water
transfer equipment
Drilling and/or converting SWD
wells
Purchasing and installing flowback
equipment
Securing water supply
Testing non-potable water and
recycling flowback water
Installing crude takeaway lines
Purchased oil hauling trucks
BENEFITS
Infrastructure and equipment projects are key to large-scale field development and to reducing D&C costs as well as LOE cost
PROJECTS

Creating Value Through Growth
•
Concentrated geographic footprint in the Midland Basin
•
Strong growth track record at competitive costs
•
Detailed technical evaluation led to discovery of growth potential in the
Wolfcamp oil shale resource play
•
Rigorous pilot program de-risked ~107,000 gross acres
•
2013 Focus

Hitting $5.5 MM HZ well cost target in 2Q’13
Testing multi-bench “stacked” laterals and tighter well
spacing
Transition to full-field development

Financial Information NON-GAAP RECONCILIATIONS

2013 Capital Budget
•
2013 Capital budget $260 MM, approx. 90% for HZ Wolfcamp
•
3 HZ rigs in the Wolfcamp shale
•
Targeting 30%+ production growth
Key takeaways:

• Targeting Wolfcamp A, B and C
• Testing “stacked” lateral development concept
• 2013 Production guidance 3.6 MMBoe – 3.9 MMBoe
• 2013E Production mix 70% liquids
2013 capital program provides flexibility to develop Wolfcamp oil shale and monitor commodity prices and service costs
Increase in oil production drives expected increase in cash flow
$280 MM borrowing base strengthens liquidity

2013 Operating and Financial Guidance

2013 GUIDANCE
2013 Guidance
Production
Total (MBoe) 3,600 – 3,900
Percent Oil & NGLs 70%
Operating costs and expenses ($/per Boe)
Lease operating $ 7.00 – 8.00
Production and ad valorem taxes $ 3.00 – 4.50
Exploration $ 2.00 – 3.00
General and administrative $ 7.00 – 8.50
Depletion, depreciation and amortization $ 20.00 – 24.00
Capital expenditures ($MM) Approximately $260

Hedge Position

CURRENT HEDGE POSITION
Commodity and Time Period Type Volume Price
Crude Oil
2013 Collar 650 Bbls/d $90.00/Bbl - $105.80/Bbl
2013 Collar 450 Bbls/d $90.00/Bbl - $101.45/Bbl
February 2013 – December 2013 Collar 1,200 Bbls/d $90.35/Bbl - $100.35/Bbl
2014 Collar 550 Bbls/d $90.00/Bbl - $105.50/Bbl
Crude Oil Basis Differential (Midland/Cushing)
March 2013 – December 2013 Swap 2,300 Bbls/d $1.10/Bbl
Natural Gas
2013 Swap 200,000 MMBtu/month $3.54/MMBtu
2013 Swap 190,000 MMBtu/month $3.80/MMBtu
May 2013 – December 2013 Collar 100,000 MMBtu/month $4.00/MMBtu - $4.36/MMBtu
2014 Swap 360,000 MMBtu/month $4.18/MMBtu
53% of FY’13 oil hedged at $90.17/Bbl x $102.19/Bbl
81% of FY’13 gas hedged at weighted average floor of $3.72/MMBtu
• Prudent hedging program protects cash flow and returns as well as capital budget activities

Capitalization ($ in thousands)		
Cash and cash equivalents	$	767
Long-term debt (revolving credit facility)		106,000
Total shareholders' equity		633,468
Total capitalization	**$**	**739,468**
Current borrowing base	$	280,000
Liquidity(1)	$	174,442

Operating statistics ($ in thousands)		
2012 EBITDAX	$	82,981
Proved reserves (MMBoe)		95.5
% Oil and liquids		69%
Proved developed reserves (MMBoe)		32.8
4Q'12 Production (Boe/d)		8,529

Credit Statistics		
Total debt /		
Total capitalization		14%
LTM EBITDAX		1.3x
LTM Production ($/Boe/d)	$	13,418
LQ Production ($/Boe/d)	$	12,428
Proved reserves ($/Boe)		$1.11
Proved developed reserves ($/Boe)		$3.23

APPROACH RESOURCES

Conservative Financial Strategy & Capitalization

CAPITALIZATION &
PERFORMANCE
METRICS
(1) Liquidity calculated as the sum of current borrowing base and cash and cash equivalents less long-term debt and unused letters of credit. Unused letters of credit currently total $325,000.

EBITDAX (unaudited)

We define EBITDAX as net income, plus (1) exploration expense, (2) impairment expense, (3) depletion, depreciation and amortization expense, (4) share-
based compensation expense, (5) unrealized (gain) loss on commodity derivatives, (6) gain on sale of oil and gas properties, (7) interest expense and
(8) income taxes. EBITDAX is not a measure of net income or cash flow as determined by GAAP. The amounts included in the calculation of EBITDAX were computed in accordance with GAAP. EBITDAX is presented herein and reconciled to the GAAP measure of net income because of its wide acceptance by the investment community as a financial indicator of a company's ability to internally fund development and exploration activities. This measure is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.
The following table provides a reconciliation of EBITDAX to net income for the three months and year ended December 31, 2012 and 2011, respectively
(in thousands, except per-share amounts).
(in thousands, except per-share amounts)
Year Ended
December 31,
2012
2011
Net income $ 6,384 $ 7,242
Exploration 4,550 9,546
Impairment — 18,476
Depletion, depreciation and amortization 60,381 32,475
Share-based compensation 7,465 4,683
Unrealized (gain) loss on commodity derivatives (3,874) 347
Gain on sale of oil & gas properties — (248)
Interest expense, net 4,737 3,402
Income tax provision 3,338 3,488
EBITDAX $ 82,981 $ 79,411
EBITDAX per diluted share $ 2.37 $ 2.72

F&D Costs Reconciliation (unaudited)

We believe that providing measures of finding and development, or F&D, cost is useful to assist an evaluation of how much it costs the Company, on a per Boe basis, to add proved reserves.
However, these measures are provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our
SEC filings and posted on our website. Due to various factors, including timing differences, F&D costs do not necessarily reflect precisely the costs associated with particular reserves. For example, exploration costs may be recorded in periods before the periods in which related increases in reserves are recorded and development costs may be recorded in periods after the periods in which related increases in reserves are recorded. In addition, changes in commodity prices can affect the magnitude of
recorded increases (or decreases) in reserves independent of the related costs of such increases.
As a result of the above factors and various factors that could materially affect the timing and amounts of future increases in reserves and the timing and amounts of future costs, including factors disclosed in our filings with the SEC, we cannot assure you that the Company’s future F&D costs will not differ materially from those set forth above.  Further, the methods we use to
calculate F&D costs may differ significantly from methods used by other companies to compute similar measures. As a result, our
F&D costs may not be comparable to similar measures provided by other companies.
The following tables reflect the reconciliation of our estimated finding and development costs to the information required by paragraphs 11 and 21 of ASC 932-235.
2012 Reserve summary (MBoe)
Balance – 12/31/2011 76,975
Extensions  & discoveries 38,861
Revisions (17,469)
Production (2,888)
Balance – 12/31/2012 95,479
Cost summary ($M)
Acquisition costs $ 7,742
Exploration costs 4,550
Development costs 285,039
Total 297,331
Finding & development costs ($/Boe)
All-in F&D costs $ 13.90
Drill-bit F&D cost $ 7.45
Reserve replacement ratio (%)
Extensions & discoveries (MBoe) 38,861
2012 Production (MBoe) (2,888)
Reserve replacement 1,346%
3-Year Reserve summary (MBoe)
Balance – 12/31/2009 36,488
Extensions  & discoveries 68,182
Purchases 12,456
Revisions (14,866)
Production (6,781)
Balance – 12/31/2012 95,479
Cost summary ($M)
Acquisition costs $ 131,189
Exploration costs 17,415
Development costs 524,476
Total 673,080
Finding & development costs ($/Boe)
3-YR All-in F&D costs $ 10.23
3-YR Drill-bit F&D cost $ 7.95
Reserve replacement ratio (%)
Extensions & discoveries (MBoe) 68,182
3-YR Production (MBoe) (6,781)
Reserve replacement 1,005%

Contact Information MEGAN P. HAYS Manager, Investor Relations & Corporate Communications 817.989.9000 x2108 mhays@approachresources.com www.approachresources.com